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[LOGO] JANUS

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     JANUS ENTERPRISE FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............    1

          Statement of Assets and Liabilities .........    5

          Statement of Operations .....................    6

          Statement of Changes in Net Assets ..........    7

          Financial Highlights ........................    8

          Notes to Schedule of Investments ............    9

          Notes to Financial Statements ...............   10

          Explanation of Charts and Tables ............   14

          Report of Independent Accountants ...........   16

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If you'd like to keep track of other Janus  funds,  all  reports  are  available online at www.janus.com.
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

Janus Enterprise Fund

[PHOTO]
James Goff
portfolio manager

For the fiscal year ended October 31, 2001, Janus Enterprise Fund lost 56.63%, compared with a 12.45% decline in the S&P MidCap 400 Index and a 42.78% drop in the Russell Midcap(R) Growth Index.(1)

It's obviously difficult to see beyond this decline - it's unacceptable to me and I do not take it lightly. Despite the decidedly negative period, we have taken some comfort, however, in the fact that the vast majority of our companies continued to execute extremely well. In fact, as many as 80% of our firms met our original earnings expectations for the second and third quarters, despite the fundamental changes wrought by a contracting economy and the events of September 11.

The attacks affected us all in a profound way. Their impact on the economy, the markets and specific industries and companies was equally severe. Although a constant barrage of profit warnings, rising unemployment and diminished capital spending left little question that the U.S. economy was already weakening, the disaster pushed the financial markets even farther down. In fact, when the markets reopened, Wall Street responded by recording its worst one-week performance in more than 60 years. However, as uncertainty surrounding the U.S. response abated and the Federal Reserve continued its aggressive easing of short-term interest rates, major market indices rebounded to pre-attack levels. Still, news on the economic front remained grim, as a sharp deceleration in third-quarter gross domestic product and consumer confidence signaled an end to the longest economic expansion in U.S. history.

It's important to point out that we've modified the growth criteria used when selecting companies. Previously, a company had to be capable of 20% annual earnings growth to be considered for inclusion in the Fund. I have since lowered that "hurdle rate" down to 15% for two reasons. First, the current economic environment has made it exceedingly difficult to find individual mid-cap companies capable of generating that kind of growth. Second, I realized that the 20% hurdle rate did not allow us to maintain sufficient balance in the Fund, which led to much higher volatility than I would like to see.

I have also become increasingly valuation-sensitive, spending far more time looking at historical ranges and other analyses, such as price-earnings relative to growth and discounted cash flow than I have in the past. As mentioned earlier, this should also allow us to maintain better balance in the Fund, while providing a cushion during uncertain times.

In another development intended to restore performance, we've renewed our emphasis on new-idea generation. That is, we are directing more of our efforts to finding new investments across a broad range of industries and themes. Many of our current holdings are a direct result of this renewed effort, including energy service provider Kinder Morgan, transaction processing concern Concord EFS and advanced graphics chip-maker NVIDIA.

Even so, we remain committed to some of our longer-term holdings such as cellular tower operators Crown Castle and American Tower, despite current weakness in the telecommunications sector. Troubles at American Tower's noncore satellite Internet business caused the company to slightly miss its second-quarter earnings projections. However, both companies continued to show steady gains on an operating basis and should benefit from future catalysts we see in the industry.

In contrast, several of our healthcare positions posted solid returns, as investors placed increasing value on the stability they provide during times of uncertainty. Drug distributor Cardinal Health benefited from visible, predictable revenue streams, while rural hospital operator Community Health Care Corp. capitalized on a favorable competitive environment, as well as its pricing leverage with managed-care companies.

In conclusion, the economic uncertainty that has pressured stocks for much of the last year and a half seems unlikely to be resolved in the short term. However, given our transition to steadier, more consistent growth names, we believe the Fund is well-positioned, regardless of the economic climate. While periods such as this are difficult to navigate, we look forward to the coming months with a growing sense of optimism, believing that today's unsettled markets have created an enormous number of compelling long-term opportunities.

Thank you for your investment in Janus Enterprise Fund.

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Enterprise Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               93.7%               96.8%
  Foreign                                                 --                2.3%
Top 10 Equities                                        34.0%               39.4%
Number of Stocks                                          70                  61
Cash, Cash Equivalents and
  Fixed-Income Securities                               6.3%                3.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic                       10.0%                9.3%
Commercial Services - Financial                         8.2%                6.3%
E-Commerce/Services                                     6.5%                2.9%
Wireless Equipment                                      5.3%                3.2%
Electronic Components -
  Semiconductors                                        4.2%                6.9%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
eBay, Inc.                                              5.1%                0.9%
Paychex, Inc.                                           4.5%                6.3%
Apollo Group, Inc. - Class A                            3.7%                1.6%
Crown Castle International Corp.                        3.4%                3.2%
Human Genome Sciences, Inc.                             3.3%                3.6%
Kinder Morgan, Inc.                                     3.2%                  --
Walgreen Co.                                            2.8%                0.3%
Enzon, Inc.                                             2.8%                  --
Concord EFS, Inc.                                       2.7%                  --
Andrx Group, Inc.                                       2.5%                1.5%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($29,547) as compared to the S&P MidCap 400 Index ($36,299).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 9/1/92*
(56.63)%      4.57%          12.55%

Janus Enterprise Fund - $29,547

S&P MidCap 400 Index - $36,299

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and healthcare sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 is an index of 400 US corporations of medium capitalization. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index; managed by the Frank Russell Company. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 93.7%
Advertising Sales - 1.6%
     1,549,155  Lamar Advertising Co.* .......................  $     48,643,467

Airlines - 1.2%
     2,365,200  Southwest Airlines Co. .......................        37,606,680

Broadcast Services and Programming - 1.0%
     2,681,875  Liberty Media Corp. - Class A* ...............        31,351,119

Cable Television - 2.1%
     4,596,620  Charter Communications, Inc. - Class A* ......        64,996,207


Cellular Telecommunications - 3.3%
     1,869,850  AT&T Wireless Services, Inc.* ................  $     27,000,634
     2,509,805  Western Wireless Corp. - Class A*,# ..........        73,211,012

                                                                     100,211,646

Commercial Banks - 0.7%
       683,520  National Commerce Financial Corp. ............        15,550,080
       247,570  North Fork Bancorporation, Inc. ..............         6,907,203

                                                                      22,457,283

Commercial Services - 0.5%
       589,365  Plexus Corp.* ................................        14,734,125

See Notes to Schedule of Investments.

2  Janus Enterprise Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Commercial Services - Financial - 8.2%
       376,250  Certegy, Inc.* ...............................  $     10,723,125
     3,089,560  Concord EFS, Inc.* ...........................        84,561,257
       497,565  Moody's Corp. ................................        17,275,457
     4,355,111  Paychex, Inc. ................................       139,624,859

                                                                     252,184,698

Computer Services - 0.7%
       239,490  Affiliated Computer Services, Inc.* ..........        21,087,095

Data Processing and Management - 0%
         6,375  SEI Investments Co. ..........................           196,031

Diversified Operations - Commerical Services - 2.0%
     4,715,295  Cendant Corp.* ...............................        61,110,223

Drug Delivery Systems - 2.5%
     1,196,045  Andrx Group, Inc.* ...........................        77,659,202

E-Commerce/Services - 6.5%
     2,966,580  eBay, Inc.* ..................................       155,686,118
     1,491,025  TMP Worldwide, Inc.* .........................        44,507,096

                                                                     200,193,214

Electric - Generation - 0.9%
     2,049,910  AES Corp.* ...................................        28,391,253

Electronic Components - Semiconductors - 4.2%
     4,125,890  Cree, Inc.*,# ................................        74,059,725
     1,011,565  Intersil Corp. - Class A*,# ..................        33,128,754
       481,950  NVIDIA Corp.* ................................        20,656,377

                                                                     127,844,856

Fiduciary Banks - 1.1%
       687,910  Northern Trust Corp. .........................        34,732,576

Financial Guarantee Insurance - 0.9%
       563,630  MGIC Investment Corp. ........................        29,162,216

Hotels and Motels - 0.5%
       721,535  Starwood Hotels & Resorts Worldwide, Inc. ....        15,902,631

Identification Systems and Devices - 0.4%
       945,420  Symbol Technologies, Inc. ....................        12,148,647

Independent Power Producer - 1.7%
     2,079,875  Calpine Corp.* ...............................        51,476,906

Internet Brokers - 1.1%
     1,396,665  Charles Schwab Corp. .........................        17,989,045
     2,579,985  E*TRADE Group, Inc.* .........................        16,847,302

                                                                      34,836,347

Life and Health Insurance - 0.7%
       823,980  AFLAC, Inc. ..................................        20,154,551

Medical - Biomedical and Genetic - 10.0%
       793,335  CuraGen Corp.* ...............................        18,302,238
     1,378,430  Enzon, Inc.* .................................        85,255,895
     2,348,765  Human Genome Sciences, Inc.* .................       100,127,852
       849,790  Invitrogen Corp.* ............................        52,126,119
     2,038,615  Millennium Pharmaceuticals, Inc.* ............        51,903,138

                                                                     307,715,242

Medical - Drugs - 2.3%
       409,970  King Pharmaceuticals, Inc.* ..................  $     15,984,730
     1,167,940  Sepracor, Inc.* ..............................        55,407,074

                                                                      71,391,804

Medical - Hospitals - 2.6%
     1,502,680  Community Health Care Corp.* .................        37,567,000
     2,174,810  Health Management Associates, Inc.
                  - Class A* .................................        42,387,047

                                                                      79,954,047

Medical - Wholesale Drug Distributors - 1.5%
       671,905  Cardinal Health, Inc. ........................        45,091,545

Medical Instruments - 1.5%
       735,400  Apogent Technologies, Inc.* ..................        17,223,068
        18,745  Biomet, Inc. .................................           571,722
       385,885  St. Jude Medical, Inc.* ......................        27,397,835

                                                                      45,192,625

Medical Labs and Testing Services - 3.8%
       832,390  Laboratory Corporation of America Holdings* ..        71,752,018
       689,190  Quest Diagnostics, Inc.* .....................        45,059,242

                                                                     116,811,260

Medical Nursing Home - 0.4%
       562,690  Manor Care, Inc.* ............................        13,144,438

Medical Products - 1.4%
       762,910  Stryker Corp. ................................        42,906,058

Miscellaneous Distribution/Wholesale - 0.1%
        54,580  Fastenal Co. .................................         3,222,949

Oil - Field Services - 2.5%
     1,679,680  Hanover Compressor Co.* ......................        46,325,574
     1,103,750  Hanover Compressor Co.*,ss. ..................        30,441,425

                                                                      76,766,999

Oil Companies - Exploration and Production - 1.0%
       885,275  EOG Resources, Inc. ..........................        31,312,177

Oil Field Machinery and Equipment - 0.5%
       541,230  Universal Compression Holdings, Inc.* ........        15,149,028

Pharmacy Services - 0.5%
       827,620  Omnicare, Inc. ...............................        16,453,086

Pipelines - 3.2%
     1,961,890  Kinder Morgan, Inc. ..........................        97,368,601

Radio - 1.3%
       636,215  Cox Radio, Inc. - Class A* ...................        13,805,865
       333,625  Entercom Communications Corp.* ...............        11,243,163
       842,645  Hispanic Broadcasting Corp.* .................        14,122,730

                                                                      39,171,758

Reinsurance - 2.0%
        26,710  Berkshire Hathaway, Inc. - Class B* ..........        62,875,340

Retail - Drug Store - 2.8%
     2,638,825  Walgreen Co. .................................        85,445,154

Satellite Telecommunications - 1.2%
     1,524,250  EchoStar Communications Corp.* ...............        35,347,358

See Notes to Schedule of Investments.

                                      Janus Enterprise Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Schools - 4.1%
     2,770,939  Apollo Group, Inc. - Class A* ................  $    112,638,670
       450,750  University of Phoenix Online, Inc.* ..........        11,854,725

                                                                     124,493,395

Semiconductor Components/Integrated Circuits - 1.6%
     1,743,805  Integrated Device Technology, Inc.* ..........        48,564,969

Therapeutics - 2.2%
     1,054,445  Abgenix, Inc.* ...............................        31,411,917
     1,759,800  Medarex, Inc.* ...............................        36,251,880

                                                                      67,663,797

Transportation - Services - 0.3%
       190,885  Expeditors International of Washington, Inc. .         8,628,002

Wireless Equipment - 5.1%
     3,595,350  American Tower Corp.* ........................        39,620,757
     9,016,870  Crown Castle International Corp.* ............       105,497,379
     1,318,315  SBA Communications Corp.* ....................        10,810,183

                                                                     155,928,319
--------------------------------------------------------------------------------
Total Common Stock (cost $3,543,000,341) .....................     2,877,678,924
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$    4,590,000  American Tower Corp., 9.375%
                  senior notes, due 2/1/09 ...................         3,729,375
     2,500,000  Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 ...................         2,362,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,856,363) ......................         6,091,875
--------------------------------------------------------------------------------
Repurchase Agreements - 5.0%
    53,500,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $53,503,908
                  collateralized by $60,026,490
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $54,570,072 ................        53,500,000
   100,000,000  Banc of America Securities L.L.C., 2.65%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $100,007,361
                  collateralized by $205,266,315
                  in U.S. Government Agencies
                  0%-26.054%, 10/25/09-11/25/31
                  with a value of $102,000,000 ...............       100,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $153,500,000) ..............       153,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 0.8%
                Federal Home Loan Bank System
    25,000,000    2.25%, 12/12/01
                  (amortized cost $24,935,938) ...............        24,935,938
--------------------------------------------------------------------------------
Total Investments (total cost $3,728,292,642) - 99.7% ........     3,062,206,737
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%          9,611,651
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  3,071,818,388
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Enterprise Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  3,728,293

Investments at value                                                $  3,062,207
  Cash                                                                     1,509
  Receivables:
    Investments sold                                                      27,941
    Fund shares sold                                                       7,802
    Dividends                                                                629
    Interest                                                                 186
--------------------------------------------------------------------------------
Total Assets                                                           3,100,274
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 19,910
    Fund shares repurchased                                                4,944
    Advisory fees                                                          1,727
    Transfer agent fees and expenses                                         708
  Accrued expenses                                                         1,167
--------------------------------------------------------------------------------
Total Liabilities                                                         28,456
--------------------------------------------------------------------------------
Net Assets                                                          $  3,071,818
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          103,520

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      29.67
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                      Janus Enterprise Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     12,677
  Dividends                                                                4,620
  Foreign tax withheld                                                      (45)
--------------------------------------------------------------------------------
Total Investment Income                                                   17,252
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           31,580
  Transfer agent fees and expenses                                        10,617
  Registration fees                                                          322
  Postage and mailing expenses                                               701
  Custodian fees                                                             244
  Printing expenses                                                          967
  Audit fees                                                                  30
  Trustees' fees and expenses                                                 23
  Other expenses                                                              85
--------------------------------------------------------------------------------
Total Expenses                                                            44,569
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (822)
--------------------------------------------------------------------------------
Net Expenses                                                              43,747
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            (26,495)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (2,903,394)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (1,581,463)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (4,484,857)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(4,511,352)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Enterprise Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $   (26,495)    $   (47,139)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (2,903,394)       (612,246)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (1,581,463)         148,631
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (4,511,352)       (510,754)
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --              --
  Net realized gain from investment transactions*                              --              --
  Distributions (in excess of realized gain from investments)*                 --       (167,625)
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --       (167,625)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           2,193,574      11,155,041
  Reinvested dividends and distributions                                       --         163,404
  Shares repurchased                                                  (2,694,968)     (4,885,200)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (501,394)       6,433,245
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (5,012,746)       5,754,866
Net Assets:
  Beginning of period                                                   8,084,564       2,329,698
-------------------------------------------------------------------------------------------------
  End of period                                                      $  3,071,818    $  8,084,564
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  7,265,084    $  7,792,973
  Accumulated net investment income/(loss)*                                    --              --
  Accumulated net realized gain/(loss) from investments*              (3,527,180)       (623,786)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (666,086)         915,377
-------------------------------------------------------------------------------------------------
                                                                     $  3,071,818    $  8,084,564
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              49,057         139,332
  Reinvested distributions                                                     --           2,372
-------------------------------------------------------------------------------------------------
Total                                                                      49,057         141,704
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (63,712)        (63,257)
Net Increase/(Decrease) in Fund Shares                                   (14,655)          78,447
Shares Outstanding, Beginning of Period                                   118,175          39,728
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         103,520         118,175
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $  3,946,533    $ 11,673,881
  Proceeds from sales of securities                                     4,407,859       5,587,406
  Purchases of long-term U.S. government obligations                           --              --
  Proceeds from sales of long-term U.S. government obligations                 --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Enterprise Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                2001            2000            1999            1998            1997

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       68.41   $       58.64   $       32.33   $       30.86   $       31.19
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              --              --              --              --
  Net gain/(loss) on securities
    (both realized and unrealized)                       (38.74)           13.10           30.61            3.43             .95
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (38.74)           13.10           30.61            3.43             .95
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --              --              --              --              --
  Distributions (from capital gains)*                         --              --          (4.30)          (1.96)          (1.28)
  Distributions (in excess of capital gains)*                 --          (3.33)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (3.33)          (4.30)          (1.96)          (1.28)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       29.67   $       68.41   $       58.64   $       32.33   $       30.86
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (56.63)%          22.29%         104.09%          11.79%           3.31%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   3,071,818   $   8,084,564   $   2,329,698   $     558,999   $     551,828
Average Net Assets for the Period (in thousands)   $   4,858,360   $   7,265,824   $   1,126,839   $     551,467   $     613,784
Ratio of Gross Expenses to Average Net Assets(1)           0.92%           0.90%           0.98%           1.08%           1.07%
Ratio of Net Expenses to Average Net Assets(1)             0.90%           0.88%           0.95%           1.06%           1.04%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.55)%         (0.65)%         (0.67)%         (0.67)%         (0.61)%
Portfolio Turnover Rate                                      85%             80%             98%            134%            111%

(1)  See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Enterprise Fund  October 31, 2001

Notes to Schedule of Investments


*    Non-income-producing security
ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       Value as
                           Acquisition    Acquisition      Fair          % of
                               Date           Cost        Value       Net Assets
--------------------------------------------------------------------------------
Hanover Compressor Co.*      5/22/00      $33,112,500  $30,441,425      0.99%
--------------------------------------------------------------------------------
The Fund has registration rights for certain restricted securities held at October 31, 2001. The issuer incurs all registration costs.

*Shelf registration has occured as of October 31, 2001.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                          Purchases                     Sales                 Realized     Dividend     Market Value
                                    Shares          Cost        Shares          Cost         Gain/(Loss)    Income      at 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Cree, Inc.(1)                        931,160   $  36,902,691     422,210   $  31,776,525   $ (23,510,390)         --   $  74,059,725
Intersil Corp. - Class A             208,545       3,943,237   2,353,100     122,284,917     (48,155,706)         --      33,128,754
Sirius Satellite Radio, Inc.       2,200,410      56,850,753   2,918,315      94,543,593     (79,131,036)         --              --
Western Wireless Corp. - Class A     575,155      25,676,481   1,119,905      72,927,328     (33,827,951)         --      73,211,012
------------------------------------------------------------------------------------------------------------------------------------
                                               $ 123,373,162               $ 321,532,363   $(184,625,083)         --   $ 180,399,491
------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted for 2-for-1 stock split 12/11/00.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                      Janus Enterprise Fund  October 31, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Enterprise Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Enterprise Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                     Janus Enterprise Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the fiscal year ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
    $   66,888                   $   50,179                     $1,291,629
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Enterprise Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
        Income                Gains and Losses                Capital
--------------------------------------------------------------------------------
     $ 26,494,516                       --                 $(26,494,516)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2008 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
$(3,462,603,292)  $3,792,869,966  $253,251,207  $(983,914,436)    $(730,663,229)
--------------------------------------------------------------------------------

                                     Janus Enterprise Fund  October 31, 2001  13

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Enterprise Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                     Janus Enterprise Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Enterprise Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Enterprise Fund  October 31, 2001

Notes

                                     Janus Enterprise Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                     ENT50-12/01